Exhibit 10.3

TERMINATION AGREEMENT

THIS TERMINATION AGREEMENT (this “Agreement”), dated as of December 20, 2012 is by and among Chesapeake Midstream Development, L.L.C. (successor to Chesapeake Midstream Holdings, L.L.C.), a Delaware limited liability company (“CMD”), Access Midstream Ventures, L.L.C. (f/k/a Chesapeake Midstream Ventures, L.L.C.), a Delaware limited liability company (“Midstream Ventures”), Access Midstream Partners, L.P. (f/k/a Chesapeake Midstream Partners, L.P.), a Delaware limited partnership (the “Partnership”), Chesapeake Energy Marketing, Inc., a Delaware corporation (“CEMI”), Chesapeake Exploration L.L.C., an Oklahoma limited liability company (including in its capacity as successor by merger to DDJET Limited, LLP, “CELLC”), Chesapeake Louisiana L.P., an Oklahoma limited partnership (“CLLP”), Appalachia Midstream Services, L.L.C., an Oklahoma limited liability company (“AMS”), Chesapeake Appalachia, L.L.C., an Oklahoma limited liability company (“CALLC”), Magnolia Midstream Gas Services, L.L.C., an Oklahoma limited liability company (“MMGS”) Access MLP Operating, L.L.C. (f/k/a Chesapeake Midstream Partners, L.L.C.), a Delaware limited liability company (“MLP Operating”) and Empress, L.L.C., an Oklahoma limited liability company (“Empress” and, together with CMD, Midstream Ventures, the Partnership, CEMI, CELLC, CLLP, AMS, CALLC MMGS, MLP Operating, the “Parties” and, each individually, a “Party”).

RECITALS

WHEREAS, CMD and the Partnership are parties to that certain Unit Purchase Agreement, dated December 11, 2012 (the “Purchase Agreement”), pursuant to which the Partnership is acquiring the Units from CMD; and

WHEREAS, the Parties have determined that, in connection with the closing of the transactions contemplated by the Purchase Agreement, it is advisable and in their respective best interests to terminate the following (collectively, the “Terminated Provisions”): (i) Section 2.1 of that certain Omnibus Agreement by and among CMD, Midstream Ventures and the Partnership, dated as of August 3, 2010 (as amended, the “Omnibus Agreement”), (ii) that certain Marketing and Non-Compete Agreement by and among the MLP Operating, CEMI, CELLC, CLLP and DDJET, dated as of September 30, 2009, (iii) that certain Marketing and Noncompete Agreement by and among AMS, CEMI and CALLC, dated as of December 31, 2011 and (iv) that certain Marketing and Noncompete Agreement by and among MMGS, CEMI, CLLP and Empress, dated as of December 21, 2010.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

AGREEMENT

1. Definitions. All capitalized terms used in this Agreement but not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

2. Termination. The Parties hereby agree that, effective as of the Closing, the Terminated Provisions shall be terminated for all purposes and that the Parties and any other Person that could be bound by the Terminated Provisions are released from all of their respective duties, obligations and liabilities arising thereunder and are no longer entitled to any of their respective rights or benefits to the extent arising solely thereunder, whether arising before or after the Closing. No part of the Terminated Provisions shall survive the termination of the Terminated Provisions; provided, however, for the avoidance of doubt, all provisions of the Omnibus Agreement other than Section 2.1 shall survive the partial termination of the Omnibus Agreement and shall remain unchanged and in full force and effect.

3. Release. Each Party hereby releases, acquits, waives, and forever discharges the other Parties from any and all claims, demands, liabilities, rights of contribution, obligations, covenants, promises, damages and judgments, whether known or unknown, absolute or contingent, direct or indirect, or causes of action, at law or in equity, as well as any other kind or character of claim or action, whether past or present and whether based upon breach of duty (including breach of fiduciary duty), contract, law or statutory right, known or unknown, arising, directly or indirectly, proximately or remotely, out of the Terminated Provisions (the “Released Claims”). The Parties understand and agree that this is a full, final and complete release, and agree that this release may be pled as an absolute and final bar to any and all suits pending or that may hereafter be filed or prosecuted by any Person in respect of any of the matters released hereby.

4. No Additional Facts. Each of the Parties expressly waives any rights such Party or any of its Affiliates may have under any applicable laws to preserve any Released Claims, which are not known or suspected to exist in such Party’s favor at the time of executing this Agreement. Each Party understands and acknowledges that it may discover facts different from, or in addition to, those which it presently knows or believes to be true with respect to the Released Claims, and agrees that this release shall be and remain effective in all respects notwithstanding any subsequent discovery of different and/or additional facts. To that end, with respect to the Released Claims only, the Parties expressly waive and relinquish any and all provisions, rights and benefits conferred by any law of the United States or of any state or territory of the United States or of any other relevant jurisdiction, or principle of common law that is similar, comparable or equivalent to Section 1542 of the California Civil Code. This Agreement is intended to be and is final and binding regardless of any claim of misrepresentation, promise made with the intention of performing, mistake of law or any other circumstances whatsoever.

5. No Suits or Actions. Without limiting any of the rights of the parties to the Purchase Agreement, each Party irrevocably covenants to refrain from asserting any claim or demand, or commencing or causing to be commenced, any proceeding of any kind against any other Party before any court, arbitrator or other tribunal in any jurisdiction, whether as a claim, cross-claim or counterclaim, based upon any Released Claims.

6. Accord and Satisfaction. Without limiting any of the rights of the parties to the Purchase Agreement, this Agreement and the releases reflected herein shall be effective as a full and final accord and satisfaction and release of all of the Released Claims.

7. No Assignment of Claims. Each Party hereby represents and warrants to the other Parties that there has been no assignment or other transfer of any interest in the Terminated Provisions or any Released Claim by such Party, except for pursuant to the Assignment Agreement, dated June 7, 2012, by and among CMD, Midstream Ventures and Global Infrastructure Management, L.L.C., which is no longer in effect.

8. Further Assurances. Each Party agrees to execute and deliver such further agreements, instruments and documents and to take such further actions as any other Party may reasonably request to further evidence, confirm and effect the termination and release contemplated herein.

9. Counterpart Execution. This Agreement may be executed in counterparts (by facsimile or otherwise), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10. Successors and Assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either Party (whether by operation of law or otherwise) without the prior written consent of the other Parties. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

11. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. Section 9.2 of the Purchase Agreement is incorporated by reference and shall apply mutatis mutandis as if fully set forth herein.

12. Severability. If any clause or provision of this Agreement is, or is deemed to be, illegal, invalid or unenforceable, the remainder of this Agreement will not be affected thereby. It is the intention of the Parties that if any such clause or provision is held to be illegal, invalid or unenforceable, there will be added in lieu thereof a clause or provision, as applicable, as similar in terms to such clause or provision as is possible to make such clause or provision legal, valid and enforceable.

13. Interaction with Purchase Agreement. For the avoidance of doubt, notwithstanding anything to the contrary in this Agreement, nothing herein shall in any way limit any rights or remedies of any party to the Purchase Agreement under the Purchase Agreement or any of the representations, warranties, covenants or agreements made therein and the provisions of this Agreement shall be without prejudice to the provisions of the Purchase Agreement. In the event of a conflict or inconsistency between the terms and provisions of this Agreement and the terms and provisions of the Purchase Agreement, the terms and provisions of the Purchase Agreement shall prevail.

14. Entire Agreement. This Agreement and the other Transaction Documents supersede all prior understandings, agreements, or representations by or among the Parties, written or oral with respect to the subject matter hereof and thereof. Without limiting the foregoing, the Parties formally acknowledge and agree that (i) each of the Transaction Documents were, at the time of execution, and continue to be, executed and delivered in connection with each of the other Transaction Documents and the transactions contemplated thereby, (ii) the performance of each of the Transaction Documents and expected benefits therefrom are a material inducement to the willingness of the Parties to enter into and perform the other Transaction Documents and the transactions described therein, (iii) the Parties would not have been willing to enter into any of the Transaction Documents in the absence of the entrance into, performance of and the economic interdependence of, the Transaction Documents, (iv) the execution and delivery of each of the Transaction Documents and the rights and obligations of the parties thereto are interrelated and part of an integrated transaction being effected pursuant to the terms of the Transaction Documents, (v) irrespective of the form such documents have taken, or otherwise, the transactions contemplated by the Transaction Documents are necessary elements of one and the same overall and integrated transaction, (vi) the transactions contemplated by the Transaction Documents are economically interdependent, (vii) it is the intent of the Parties that they have executed and delivered the Transaction Documents with the understanding that the Transaction Documents constitute one unseverable and single agreement and (viii) each Party will cause any of its successors or permitted assigns of any Transaction Document that constitutes an Affiliate of such Party or a transferee of all or substantially all of the Gas Business whether by any Gas Business Transfer, to expressly acknowledge and agree (mutatis mutandis with respect to such successor or permitted assign’s adherence to the obligations of the Party hereunder) to the matters referred to in this Section 14 prior to any assignment or transfer of any Transaction Document (or rights, duties, obligations or liabilities thereunder), by operation of law, or otherwise; provided, however, that notwithstanding anything to the contrary contained in this Section 14, (1) nothing in this Section 14 shall prohibit, restrict or otherwise limit any assignment of any Transaction Document (or rights, duties, obligations or liabilities thereunder) in accordance with its contractual terms or any Change of Control of a party thereto (to the extent permitted by such Transaction Document), (2) if a Transaction Document is wholly or partially assigned by a party thereto that is a Chesapeake Entity in accordance with its contractual terms and the assignee does not constitute a Chesapeake Entity, other than in connection with a Gas Business Transfer or a Change of Control of Chesapeake Energy Corporation (or its successors or assigns) or a Change of Control of one or more Chesapeake Entities which together own the Gas Business, then, from and after the effective date of such assignment, such Transaction Document (to the extent assigned) shall constitute an independent instrument that is unrelated to any other Transaction Document and such Transaction Document (to the extent assigned) and the transactions contemplated thereby shall no longer be, or be deemed to be, (x) interrelated with any other Transaction Document, (y) part of an integrated transaction effected pursuant to the terms of the Transaction Documents or (z) economically interdependent with respect to any other Transaction Documents or any transactions contemplated by any other Transaction Document, (3) if a party to a Transaction Document that is a Chesapeake Entity undergoes a Change of Control in accordance with the terms of such Transaction Document, other than in connection with a Gas Business Transfer or a Change of Control of Chesapeake Energy Corporation (or its successors or assigns) or a Change of Control of one or more Chesapeake Entities which together own the Gas Business, and, after giving effect to such Change of Control, such party is Governance Controlled by a Person other than a Chesapeake Entity, then, from and after the effective date of such Change of Control, such Transaction Document shall constitute an independent instrument that is unrelated to any other Transaction Document and such Transaction Document and the transactions contemplated thereby shall no longer be, or be deemed to be, (x) interrelated with any other Transaction Document, (y) part of an integrated transaction effected pursuant to the terms of the Transaction Documents or (z) economically interdependent with respect to any other Transaction Documents or any transactions contemplated by any other Transaction Document, and (4) if any Chesapeake

Entity assigns to any Person that is not a Chesapeake Entity an interest in any oil and gas assets that are dedicated to any Transaction Document in accordance with the terms of such Transaction Document, other than in connection with a Gas Business Transfer or a Change of Control of Chesapeake Energy Corporation (or its successors or assigns) or a Change of Control of one or more Chesapeake Entities which together own the Gas Business, then, from and after the effective date of such assignment, such Transaction Document shall constitute an independent instrument that is unrelated to any other Transaction Document and such Transaction Document and the transactions contemplated thereby shall no longer be, or be deemed to be, (x) interrelated with any other Transaction Document, (y) part of an integrated transaction effected pursuant to the terms of the Transaction Documents or (z) economically interdependent with respect to any other Transaction Documents or any transactions contemplated by any other Transaction Document. For the avoidance of doubt, the parties acknowledge that nothing in this Section 14 will affect any provision in any Transaction Document with respect to assignment, change of control, transfer or similar events.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereby execute this Agreement effective as of the date first written above.

CHESAPEAKE MIDSTREAM DEVELOPMENT, L.L.C.

By:	/s/ Domenic J. Dell’Osso, Jr.
Name:	Domenic J. Dell’Osso, Jr.
Title:	Executive Vice President and Chief Financial Officer

CHESAPEAKE ENERGY MARKETING, INC.

By:	/s/ Domenic J. Dell’Osso, Jr.
Name:	Domenic J. Dell’Osso, Jr.
Title:	Executive Vice President and Chief Financial Officer

CHESAPEAKE EXPLORATION L.L.C.

By:	/s/ Domenic J. Dell’Osso, Jr.
Name:	Domenic J. Dell’Osso, Jr.
Title:	Executive Vice President and Chief Financial Officer

CHESAPEAKE LOUISIANA L.P.

By: Chesapeake Operating, Inc., its General Partner

By:	/s/ Domenic J. Dell’Osso, Jr.
Name:	Domenic J. Dell’Osso, Jr.
Title:	Executive Vice President and Chief Financial Officer

APPALACHIA MIDSTREAM SERVICES, L.L.C.

By:	/s/ J. Michael Stice
Name:	J. Michael Stice
Title:	Chief Executive Officer

[Signature Page to Termination Agreement]

CHESAPEAKE APPALACHIA, L.L.C.

By:	/s/ Domenic J. Dell’Osso, Jr.
Name:	Domenic J. Dell’Osso, Jr.
Title:	Executive Vice President and Chief Financial Officer

MAGNOLIA MIDSTREAM GAS SERVICES, L.L.C.

By:	/s/ J. Michael Stice
Name:	J. Michael Stice
Title:	Chief Executive Officer

EMPRESS, L.L.C.

By:	/s/ Domenic J. Dell’Osso, Jr.
Name:	Domenic J. Dell’Osso, Jr.
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Termination Agreement]

ACCESS MLP OPERATING, L.L.C.

By:	/s/ J. Michael Stice
Name:	J. Michael Stice
Title:	Chief Executive Officer

ACCESS MIDSTREAM PARTNERS, L.P.

By:	Access Midstream GP, L.L.C., its General Partner

By:	/s/ J. Michael Stice
Name:	J. Michael Stice
Title:	Chief Executive Officer

ACCESS MIDSTREAM VENTURES, L.L.C.

By:	/s/ J. Michael Stice
Name:	J. Michael Stice
Title:	Chief Executive Officer

[Signature Page to Termination Agreement]